UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 30, 2014

INTERACTIVE MULTI-MEDIA AUCTION CORPORATION
(Exact name of registrant as specified in its charter)

British Virgin Islands	333-185909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2/F Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong SAR China		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		+852 2910 7795

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items

On December 30, 2014, our company’s board of directors approved a resolution to effect a four (4) new for one (1) old forward split of our authorized, issued and outstanding shares.  Upon effect of the forward split, our authorized capital will increase from 100,000,000 shares, par value $0.001 to 400,000,000 shares, par value $0.0025 and correspondingly, our issued and outstanding shares will increase from 11,300,000 shares, par value $0.001 to 45,200,000 shares, par value of $0.0025.

The amendment is currently under review with the Financial Industry Regulatory Authority (“FINRA”).  We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE MULTI-MEDIA AUCTION CORPORATION

	By:	/s/ JULIUS CESAR LEGAYO DE VERA/s/
Julius Cesar Legayo De Vera
President
Date: December 30, 2014